      As filed with the Securities and Exchange Commission on May 3, 1996
                                               Registration No. 33-_____________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM S-8
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
      --------------------------------------------------------------------

                             POLYPHASE CORPORATION
             (Exact name of registrant as specified in its charter)

                NEVADA                              23-2708876
    (State or other jurisdiction of              (I.R.S. Employer
     incorporation or organization)             Identification No.)

     16885 DALLAS PARKWAY, SUITE 400
             DALLAS, TEXAS                            75248
(Address of principal executive offices)            (Zip Code)

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           1994 Employee Stock Option Plan for Polyphase Corporation
                                      and
                      Option Agreement for Pierre Koshakji
                           (Full title of the plans)

     --------------------------------------------------------------------

             PAUL A. TANNER                          COPY TO:
               PRESIDENT                     RONALD J. FRAPPIER, ESQ.
         POLYPHASE CORPORATION                 JENKENS & GILCHRIST,
    16885 DALLAS PARKWAY, SUITE 400        A PROFESSIONAL CORPORATION
         DALLAS, TEXAS  75248             1445 ROSS AVENUE, SUITE 3200
            (214) 732-0010                     DALLAS, TEXAS  75202
  (Name, address and telephone number
including area code of agent for service)

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                        CALCULATION OF REGISTRATION FEE

====================================================================================================================================
                                                  AMOUNT           PROPOSED MAXIMUM       PROPOSED MAXIMUM
            TITLE OF CLASS OF                      TO BE            OFFERING PRICE           AGGREGATE              AMOUNT OF
       SECURITIES TO BE REGISTERED             REGISTERED(1)       PER SHARE(2)(3)      OFFERING PRICE(2)(3)   REGISTRATION FEE(3)
====================================================================================================================================
Common Stock, $0.01 par value per share      857,143 Shares             $3.50                $2,955,001              $1,019
====================================================================================================================================


          (1) The securities to be registered include 500,000 additional shares reserved for issuance under an amendment to the 1994 Employee Stock Option Plan for Polyphase Corporation (the "1994 ESOP") and 357,143 shares reserved for issuance under the Option Agreement for Pierre Koshakji (the "OAPK" and, together with the 1994 ESOP, the "Plans") .

         (2) Estimated solely for the purpose of calculating the registration fee.

         (3) Calculated pursuant to Rule 457(c) and (h). Accordingly, the price per share of Common Stock offered hereunder pursuant to the Plans is based on (i) 500,000 additional shares of Common Stock reserved for issuance under the 1994 ESOP, but not subject to outstanding stock options, at a price per share of $3.41, which is the average of the highest and lowest price per share of Common Stock on the American Stock Exchange, Inc. on April 29, 1996, and (ii) 357,143 shares of Common Stock reserved for issuance under the OAPK and subject to outstanding stock options at the exercise price of $3.50 per share.
================================================================================

                                    PART II

                INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The registrant hereby incorporates by reference in this registration statement the following documents previously filed by the registrant with the Securities and Exchange Commission (the "Commission"):

              (1) the registrant's Annual Report on Form 10-K filed with the Commission for the fiscal year ended September 30, 1995;

              (2) the registrant's Quarterly Report on Form 10-Q filed with the Commission for the quarter ended December 31, 1995; and

              (3) the description of the Common Stock, par value $0.01 per share, of the registrant (the "Common Stock") set forth in the Registration Statement on Form 8-B, dated August 26, 1994, including any amendment or report filed for the purpose of updating such description.

         All documents filed by the registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subsequent to the date of this registration statement shall be deemed to be incorporated herein by reference and to be a part hereof from the date of the filing of such documents until such time as there shall have been filed a post-effective amendment that indicates that all securities offered hereby have been sold or that deregisters all securities remaining unsold at the time of such amendment.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Company is a Nevada corporation. Section 78.751 of the General Corporation Law of Nevada (the "NGCL") provides authority for broad indemnification of officers, directors, employees and agents of a corporation. The NGCL also permits a corporation to purchase and maintain liability insurance on behalf of any such officer, director, employee or agent of a corporation.

         Reference is made to the Company's Articles of Incorporation and Bylaws, which are included in this Registration Statement as Exhibits 4.1 and 4.2, respectively. Article Tenth of the Company's Articles of Incorporation provides that the Company shall have the power both to indemnify its directors, officers, employees and agents to the extent currently allowed by the NGCL and to purchase and maintain liability insurance on behalf of such persons.

         At the present time, the Company does not have any such liability insurance, nor does the Company have indemnification agreements with any of its directors, officers, employees or agents.

ITEM 8.  EXHIBITS.

         (a)  Exhibits.

                   The following documents are filed as a part of this registration statement.

         Exhibit                       Description of Exhibit
         -------                       ----------------------

          4.1*     Articles of Incorporation of the Company, as amended
          4.2      Bylaws of the Company (incorporated by reference from Exhibit
                   4.2 to the Form S-8 filed with the Commission on July 27,
                   1994 (the "1994 Form S-8")).
          4.3      1994 Employee Stock Option Plan for Polyphase Corporation
                   (incorporated by reference from Exhibit 4.9 to the 1994 Form
                   S-8).
          4.4*     Form of First Amendment to the 1994 Stock Option Plan for
                   Polyphase Corporation.
          4.5      Form of Incentive Stock Option Agreement for the 1994
                   Employee Stock Option Plan of Polyphase Corporation
                   (incorporated by reference from Exhibit 4.10 to the 1994 Form
                   S-8).
          4.6      Form of Nonqualified Stock Option Agreement for the 1994
                   Employee Stock Option Plan for Polyphase Corporation
                   (incorporated by reference from Exhibit 4.11 to the 1994 Form
                   S-8).
          4.7*     Option Agreement for Pierre Koshakji
          5.1*     Opinion of Jenkens & Gilchrist, a Professional Corporation
         23.1      Consent of Jenkens & Gilchrist, a Professional Corporation
                   (included in their opinion filed as Exhibit 5.1)
         23.2*     Consent of Ernst & Young LLP
         23.3*     Consent of Price Waterhouse LLP
         24.1      Power of Attorney (see signature page of this registration statement)

________________________
*        Filed herewith.

ITEM 9.  UNDERTAKINGS.

         A.   The undersigned registrant hereby undertakes:

              (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

              (2) that, for the purpose of determining any liability under the Securities Act of 1933, as amended (the "Securities Act"), each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

              (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         B. The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.


         C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities

Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on May 2, 1996.


                                       POLYPHASE CORPORATION


                                       By: /s/ Paul A. Tanner
                                           -------------------------------------
                                           Paul A. Tanner,
                                           President and Chief Executive Officer



                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Paul A. Tanner and William E. Shatley, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                 Office                   Date
- ---------                                 ------                   ----

/s/ Paul A. Tanner           President and Chief Executive      May 2, 1996
- --------------------------   Officer and Director (Principal
Paul A. Tanner               Executive Officer)


/s/ William E. Shatley       Senior Vice President              May 2, 1996
- --------------------------   (Principal
William E. Shatley           Finance and Accounting Officer)


/s/ James Rudis              Executive Vice President and       May 2, 1996
- --------------------------   Director
James Rudis


/s/ Harold Estes             Director                           May 2, 1996
- --------------------------
Harold Estes

Signature                                 Office                   Date
- ---------                                 ------                   ----

/s/ Michael F. Buck
- --------------------------   Director                           May 2, 1996
Michael F. Buck


/s/ George R. Schrader       Director                           May 2, 1996
- --------------------------
George R. Schrader


/s/ Paul A. Tanner, Jr.      Director                           May 2, 1996
- --------------------------
Paul A. Tanner, Jr.

                                 EXHIBIT INDEX

                                                                                                   SEQUENTIALLY
EXHIBIT                                                                                              NUMBERED
NUMBER                                    DOCUMENT DESCRIPTION                                         PAGE
- -------                                   --------------------                                     ------------
  4.1*       Articles of Incorporation of the Company, as amended
  4.2        Bylaws of the Company (incorporated by reference from Exhibit 4.2 to the 1994
             Form S-8)
  4.3        1994 Employee Stock Option Plan for Polyphase Corporation (incorporated by reference from Exhibit 4.9 to the 1994 Form S-8)
  4.4*       Form of First Amendment to the 1994 Stock Option Plan for Polyphase Corporation
  4.5        Form of Incentive Stock Option Agreement for the 1994 Employee Stock Option
             Plan of Polyphase Corporation (incorporated by reference from Exhibit 4.10 to the
             1994 Form S-8)
  4.6        Form of Nonqualified Stock Option Agreement for the 1994 Employee Stock
             Option Plan of Polyphase Corporation (incorporated by reference from Exhibit 4.11 to the 1994 Form S-8)
  4.7*       Option Agreement for Pierre Koshakji
  5.1*       Opinion of Jenkens & Gilchrist, a Professional Corporation
 23.1        Consent of Jenkens & Gilchrist, a Professional Corporation (included in the firm's opinion filed as Exhibit 5.1)
 23.2*       Consent of Ernst & Young LLP
 23.3*       Consent of Price Waterhouse LLP
 24.1        Power of Attorney (see signature page of this registration statement)

- -------------------
*  Filed herewith.